UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (date of earliest event reported): May 3, 2021

                     VIRTUAL INTERACTIVE TECHNOLOGIES CORP.
                     --------------------------------------
             (Exact name of Registrant as specified in its charter)

         Nevada                       None                    36-4752858
---------------------          -------------------    ------------------------
(State or other jurisdiction   (Commission File No.)        (IRS Employer
     of incorporation)                                    Identification No.)

                        600 17th Street, Suite 2800 South
                                Denver, CO 80202
                   ------------------------------------------
          (Address of principal executive offices, including Zip Code)

       Registrant's telephone number, including area code: (303) 228-7120

                      ------------------------------------
          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

       Emerging Growth Company [ ]

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13a of the Exchange Act. [ ]

 Securities registered pursuant to Section 12(b) of the Act:

                                                    Name of each exchange
 Title of each class       Trading Symbol(s)        on which registered
 -------------------       -----------------        ---------------------
      None                       N/A                        N/A

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

     On May 3, 2021 James W. Creamer III resigned as an officer and director of the Company. Mr. Creamer's resignation was not due to any dispute or disagreement with the Company on any matter relating to its operations, policies, or practices.

     On May 3, 2021, Janelle Gladstone was appointed as the Company's Principal Financial and Accounting Officer.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 6, 2021                  VIRTUAL INTERACTIVE TECHNOLOGIES
                                      CORP.


                                     By: /s/ Jason D. Garber
                                     ----------------------------------
                                        Jason D. Garber
                                        Chief Executive Officer